GOODWILL AND OTHER INTANGIBLE ASSETS - Estimated Amortization Expense for Intangibles (Details) - USD ($) $ in Thousands	Dec. 30, 2017	Dec. 31, 2016
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2018	$ 4,879
2019	4,264
2020	3,234
2021	2,979
2022	2,676
Thereafter	16,878
Finite-Lived Intangible Assets, Net, Total	$ 34,910	$ 26,731